BlackRock Liquidity Funds
TempFund
TempCash
FedFund
T-Fund
Federal Trust Fund
Treasury Trust Fund
(each a “Fund,” and collectively, the “Funds”)

Supplement dated July 27, 2016 to the
Statement of Additional Information of the Funds, dated February 29, 2016

Effective immediately, the Funds’ Statement of Additional Information is amended to delete the paragraph entitled “Securities Lending” in the section entitled “Investment Strategies, Risks and Policies — Investment Strategies and Policies” in its entirety and replace it with the following:

Securities Lending. Each of TempFund, TempCash, FedFund and T-Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Manager to be creditworthy.

Shareholders should retain this Supplement for future reference.

SAI-LIQ-0716SUP